UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                             _____________________

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 1, 2005


                        General Nutrition Centers, Inc.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                   333-114502                 72-1575168
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


               300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
              (Address of principal executive offices) (Zip Code)


                                (412) 288-4600
                        (Registrant's telephone number,
                             including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
---------  -------------

         On June 1, 2005, General Nutrition Centers, Inc. announced that it had commenced an offer to exchange up to $150,000,000 of its outstanding 8 5/8% Senior Notes due 2011 for 8-5/8% Senior Notes due 2011 that have been registered under the Securities Act of 1933, as amended.

         A press release announcing the exchange offer was issued on June 1, 2005, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(c)      Exhibits.

         99.1 Press Release, dated June 1, 2005, issued by General Nutrition Centers, Inc.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2005

                                         GENERAL NUTRITION CENTERS, INC.


                                         By: /s/ James M. Sander
                                             ------------------------------
                                             Name:  James M. Sander
                                             Title: Senior Vice President,
                                                    Chief Legal Officer and
                                                    Secretary

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated June 1, 2005, issued by General
                  Nutrition Centers, Inc.